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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 15, 2005


                    Puradyn Filter Technologies Incorporated
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


        0-29192                                         14-1708544
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(Commission File Number)                     (IRS Employer Identification No.)


               2017 High Ridge Road, Boynton Beach, Florida 33426
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              (Address of Principal Executive Offices) (Zip Code)


                                 (561) 547-9499
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              (Registrant's Telephone Number, Including Area Code)



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          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[__] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02         Departure of Director

         On November 10, 2005, one member of the Board of Directors of Puradyn Filter Technologies, Inc. who is also the Chairman of the Audit Committee, Michael Castellano, submitted his resignation in order to pursue other opportunities.

         On November 10, 2005, the Board of Directors appointed Forrest D. Hayes to succeed Mr. Castellano as a member of the Board and Chairman of the Audit Committee.



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

           99.1 Press release of the Company dated November 15, 2005 announcing the resignation of Mr. Castellano and the appointment of Mr. Hayes to the Puradyn Board of Directors.









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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PURADYN FILTER TECHNOLOGIES INCORPORATED


                                    By: /s/ Richard C. Ford
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                                        Richard C. Ford, Chief Executive Officer


DATED:  November 15, 2005








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